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                                 AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS AGREEMENT ("Agreement") is made and entered into effective as of the 1st day of January, 1997 (the "Effective Date"), by and among FIRST ALLIANCE/PREMIER BANCSHARES, INC. ("Employer"); and DARRELL D. PITTARD ("Employee").

                              W I T N E S S E T H:

     WHEREAS, Employer and employee previously entered into an employment agreement dated September 1, 1995 (the "Employment Agreement"), pursuant to which Employee is employed with Employer in the capacity of Chairman of the Board and Chief Executive Officer;

     WHEREAS, the Board of Directors of Employer considers the establishment and maintenance of highly competent and skilled management personnel for Employer to be essential to protecting and enhancing the best interests of Employer;

     WHEREAS, the Board of Directors of Employer is desirous of inducing Employee to remain in the employ of Employer, subject to the terms and conditions hereof;
     WHEREAS, Employee is desirous of remaining in the employ of Employer, subject to the terms and conditions hereof; and
     WHEREAS, the parties agree that an amendment of the Employment Agreement is appropriate;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.  Term.  The provisions of paragraph 3(a) of the Employment Agreement are
         ----
hereby amended to reflect that the period of Employee's employment shall be extended to July 1, 1998. In
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order to effect any further extension, written notices regarding extension must be served by the Employer and Employee upon the other party on or before January 1, 1998.

     2.  Compensation.  The provisions of paragraph 4(a) of the Employment
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Agreement are hereby amended to reflect that Employee's Base Salary shall be

$200,000 effective as of January 1, 1997.
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     3.  Effect of Prior Agreements.  All other provisions of the Employment
         --------------------------
Agreement shall remain in full force and effect and the Employment Agreement and this Agreement contain the entire understanding between the parties hereto and supersede any prior employment agreement and any contemporaneous oral agreement or understanding by, between, or among the Employer and Employee.

     4.  Binding Agreement.  This Agreement shall be binding upon, and inure to
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the benefit of,  Employer and Employee and their respective heirs, successors, assigns, and legal representatives.

     5.  Modification and Waiver.  This Agreement may not be modified or amended
         -----------------------
except by an instrument in writing, signed by the parties hereto, and which specifically refers to this Agreement.

     6.  Headings.  The headings of paragraphs herein are included solely for
         --------
convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     7.  Governing Law.  This Agreement has been executed and delivered in the
         -------------
State of Georgia, and its validity, interpretation, performance, and enforcement shall be governed by the laws of said State.

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     IN WITNESS WHEREOF, Employer has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer, and Employee has signed this Agreement, as of the Effective Date.

ATTEST:                               FIRST ALLIANCE/PREMIER BANCSHARES,  INC.


/s/ Barbara J. Burtt                  By: /s/ Darrell D. Pittard
----------------------                ---------------------------------------
Secretary                             Darrell D. Pittard
(CORPORATE SEAL)                      Chairman of the Board


/s/ Cindy George                      /s/ Darrell D. Pittard
----------------------                -----------------------------------(SEAL)
Witness                               DARRELL D. PITTARD

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